                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-8777
             ------------------------------------------------------

                       CREDIT SUISSE HIGH YIELD BOND FUND.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             ------------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)

                               J. Kevin Gao, Esq.
                       Credit Suisse High Yield Bond Fund
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:  (212) 875-3500

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2003 to October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

CREDIT SUISSE
HIGH YIELD BOND FUND

ANNUAL REPORT
OCTOBER 31, 2004

CREDIT SUISSE HIGH YIELD BOND FUND (the "Fund")

Dear Shareholder:

PERFORMANCE SUMMARY
11/01/03--10/31/04

FUND & BENCHMARKS                   PERFORMANCE
Fund NAV (as of 10/31/04)           $     4.53
Total Return (based on NAV)              18.98%
Total Return (based on
market value)                            25.49%
Citigroup High-Yield
Market Index (CHYMI)                     12.28%

MARKET OVERVIEW: POSITIVE HIGH YIELD ENVIRONMENT

In our view, a quickening economic recovery, robust corporate earnings growth and low nominal interest rates supported a positive environment for high yield in the Fund's fiscal year. While inflation stayed in check, solid economic growth and several unexpectedly strong job reports earlier in the year stoked fears of potentially aggressive tightening by the Fed. But nominal short term rates remained at a 45-year low of 1.00% for much for the year, rising only toward summer and into the fall to close the fiscal year period at 1.75%.

In this environment, corporate managements took advantage of strong cashflow and low interest rates to repair their balance sheets: They earmarked 70% of the new high yield issuance (which was on a par with 2003's levels) for the replacement of high-interest debt. Moody's Investor Services' 12-month global trailing default rate declined from approximately 6.0% at the end of October 2003 to 2.4%, its lowest level since the late 1990s, to close the fiscal year. The end result was a significant tightening of high yield spreads relative to Treasuries across the credit quality spectrum.

STRATEGIC REVIEW: SELECTIVE SECTOR POSITIONING

The Fund outperformed its CHYMI benchmark primarily due to its relative positioning in outperforming industry sectors. The Fund's highest relative weightings versus the CHYMI benchmark (in chemicals, gaming and cable) accounted for the largest relative contribution versus the benchmark. Within those industries, security selection often overcame weaker overall sector performance.

For example, exposure in the portfolio to the gaming industry consisted mainly of regionally based casinos that operate outside of Las Vegas and Atlantic City. These smaller operations, which are not as dependent on income from travel and lodging, experienced superior performance relative to the larger casinos over the past three years.

We also increased our weighting to chemicals anticipating that profitability might go up in line with the economic cycle. This strategy worked well for us, as company earnings rose and commodity prices (which can directly affect chemical companies' pricing flexibility) surged. Finally, cable television is one of our longstanding above-market allocations, based not only on our view of its growth potential, but also its stable cash flows. We owned securities of two of the biggest high yield cable issuers, each of which generated strong returns.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Sincerely yours,


/s/ Richard J. Lindquist
Richard J. Lindquist
President and Chief Investment Officer*


/s/ Michael E Kenneally
Michael E Kenneally
Chief Executive Officer**

     HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK BONDS." SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"):

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program.


* Richard J. Lindquist, who is a Managing Director of CSAM, is primarily responsible for management of the Fund's assets. He has served in such capacity since December 8, 2000. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse Asset Management Income Fund, Inc. (NYSE: CIK).

** Michael E. Kenneally is the Chairman and Global Chief Executive Officer of CSAM. He has served in these capacities since April 2003. Previously, he was the Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003. Mr. Kenneally is also Director and/or Chairman of other investment companies advised by CSAM.

CREDIT SUISSE HIGH YIELD BOND FUND (UNAUDITED)

    TOP TEN HOLDINGS
    (AS A % OF NET ASSETS AS OF 10/31/2004)

SECURITY DESCRIPTION

 1. Huntsman International Holdings LLC                    2.09%
      0.000% 12/31/09
 2. Allied Waste North America, Inc.                       1.26%
      7.375% 04/15/14
 3. Charter Communications Holdings LLC                    1.21%
      9.920% 04/01/11
 4. El Paso Production Holding Company                     1.20%
      7.750% 06/01/13
 5. Chukchansi Economic Development
      Authority                                            1.19%
      14.500% 06/15/09
 6. Liberty Group Operating, Inc.                          1.12%
      9.375% 02/01/08
 7. BGF Industries, Inc.                                   1.09%
      10.250% 01/15/09
 8. Adelphia Communications Corp.                          1.08%
      10.875% 10/01/10
 9. Charter Communications Holdings LLC                    1.01%
      8.625% 04/01/09
10. Mediacomm LLC Capital Corp.                            1.01%
      9.500% 01/15/13

    CREDIT QUALITY BREAKDOWN
    (AS A % OF TOTAL INVESTMENTS AS OF 10/31/2004)

    BBB/Baa                                                 0.4%
    BB/Ba                                                  10.7
    B/B                                                    52.9
    CCC/Caa                                                28.8
    CC/Ca                                                   1.1
    D                                                       0.2
    NR                                                      5.3
                                                          -----
      Subtotal                                             99.4
    Equities and Other                                      0.6
                                                          -----
      Total                                               100.0%
                                                          =====

CREDIT SUISSE HIGH YIELD BOND FUND--SCHEDULE OF INVESTMENTS
                                                                OCTOBER 31, 2004

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
U.S. CORPORATE BONDS--131.5%
AEROSPACE--0.8%
  BE Aerospace, Inc., Series B,
    Senior Subordinated Notes
    (Callable 03/01/05 @ $100.00)
    8.000%, 03/01/08 ~                                    $     1,000,000   $     1,015,000
  Sequa Corp., Series B,
    Senior Notes
    8.875%, 04/01/08                                              850,000           932,875
                                                                            ---------------
                                                                                  1,947,875
                                                                            ---------------
AIRLINES--0.3%
  American Airlines, Inc., Series 01-2,
    Pass Thru Certificates
    7.800%, 10/01/06                                            1,000,000           836,974
                                                                            ---------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS--3.2%
  Autocam Corp., Rule 144A,
    Senior Subordinated Notes
    (Callable 06/15/09 @ $105.44)
    10.875%, 06/15/14 ++                                        1,000,000           980,000
  Collins & Aikman Products Corp.,
    Global Company
    Guaranteed Notes
    (Callable 12/31/06 @ $105.38)
    10.750%, 12/31/11                                           1,250,000         1,253,125
  Collins & Aikman Products Corp.,
    Rule 144A, Senior
    Subordinated Notes
    12.875%, 08/15/12 ++ ~                                      1,825,000         1,587,750
  Dura Operating Corp, Series D,
    Company Guaranteed Notes
    (Callable 05/01/05 @ $103.00)
    9.000%, 05/01/09                                            1,000,000           962,500
  Key Plastics Holdings, Inc.,
    Series B, Company
    Guaranteed Notes
    (Callable 03/15/05 @ $100.00)
    10.250%, 03/15/07 ** ^                                        250,000            25,000
  Metaldyne Corp., Global
    Company Guaranteed Notes
    (Callable 06/15/07 @ $105.50)
    11.000%, 06/15/12 ~                                         1,200,000         1,014,000
  Motor Coach Industries
    International, Inc.,
    Company Guaranteed Notes
    (Callable 05/01/05 @ $103.75)
    11.250%, 05/01/09                                             150,000            83,250
  Stanadyne Corp., Rule 144A,
    Senior Subordinated
    Notes (Callable 08/15/09 @
    $105.00) 10.000%, 08/15/14 ++                                 900,000           949,500
  Tenneco Automotive, Inc., Series B,
    Global Secured Notes
    (Callable 07/15/08 @ $105.12)
    10.250%, 07/15/13                                            800,000           936,000
                                                                            ---------------
                                                                                  7,791,125
                                                                            ---------------
BROADBAND--1.2%
  Level 3 Communications, Inc.,
    Senior Discount Notes
    (Callable 12/1/05 @ $101.75)
    10.500%, 12/01/08 + ~                                       1,175,000           942,938
  Level 3 Communications, Inc.,
    Senior Notes
    (Callable 05/01/05 @ $101.52)
    9.125%, 05/01/08 ~                                    $       350,000   $       280,875
  Level 3 Financing, Inc.,
    Rule 144A, Senior Notes
    (Callable 10/15/07 @ $105.38)
    10.750%, 10/15/11 ++                                          750,000           648,750
  Primus Telecommunications
    Group, Inc., Global
    Senior Notes (Callable
    01/15/09 @ $104.00)
    8.000%, 01/15/14 ~                                          1,500,000         1,083,750
                                                                            ---------------
                                                                                  2,956,313
                                                                            ---------------
BROADCAST/OUTDOOR--1.9%
  Emmis Operating Co.,
    Global Senior
    Subordinated Notes
    (Callable 05/15/08 @ $103.44)
    6.875%, 05/15/12 ~                                            500,000           527,500
  Gray Television, Inc.,
    Global Company Guaranteed
    Notes (Callable 12/15/06 @
    $104.62) 9.250%, 12/15/11                                   1,000,000         1,131,250
  Interep National Radio
    Sales, Inc., Series B,
    Company Guaranteed Notes
    (Callable 07/01/05 @ $101.67)
    10.000%, 07/01/08                                             800,000           622,000
  Paxson Communications Corp.,
    Global Company
    Guaranteed Notes
    (Callable 01/15/06 @ $106.12)
    0.000%, 01/15/09 +                                          2,000,000         1,750,000
  Young Broadcasting, Inc.,
    Global Company Guaranteed
    Notes (Callable 03/01/06 @
    $105.00) 10.000%, 03/01/11 ~                                  490,000           516,950
                                                                            ---------------
                                                                                  4,547,700
                                                                            ---------------
BUILDING PRODUCTS--4.6%
  Associated Materials, Inc., Rule 144A,
    Senior Discount Notes
    (Callable 03/1/09 @ $105.63)
    0.000%, 03/01/14 ++ + ~                                     1,000,000           750,000
  Atrium Companies, Inc.,
    Series B, Company
    Guaranteed Notes
    (Callable 05/01/05 @ $103.50)
    10.500%, 05/01/09                                           1,000,000         1,055,000
  Building Materials Corp.,
    Rule 144A, Senior Notes
    (Callable 08/01/09 @ $103.88)
    7.750%, 08/01/14 ++                                         1,500,000         1,496,250
  Building Materials Corp.,
    Series B, Senior Notes
    8.000%, 10/15/07                                              500,000           517,500
  Dayton Superior Corp.,
    Company Guaranteed Notes
    (Callable 06/15/07 @ $102.17)
    13.000%, 06/15/09 ~                                           600,000           597,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Dayton Superior Corp.,
    Global Secured Notes
    (Callable 6/15/06 @ $105.62)
    10.750%, 09/15/08                                     $       500,000   $       535,000
  Interface, Inc., Global
    Senior Subordinated Notes
    (Callable 02/01/09 @ $104.75)
    9.500%, 02/01/14 ~                                          1,250,000         1,359,375
  Norcraft Holdings LP, Rule 144A,
    Senior Discount Notes (Callable
    09/01/08 @ $104.88)
    0.000%, 09/01/12 ++ +                                         750,000           555,000
  Ply Gem Industries, Inc.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 02/15/08 @ $104.50)
    9.000%, 02/15/12 ++                                         1,000,000         1,002,500
  RMCC Acquisition Co.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 11/01/08 @ $104.75)
    9.500%, 11/01/12 ++                                         1,250,000         1,250,000
  Texas Industries, Inc.,
    Global Senior Notes
    (Callable 06/15/07 @ $105.12)
    10.250%, 06/15/11                                             750,000           866,250
  Werner Holding Co., Inc.,
    Series A, Company
    Guaranteed Notes
    (Callable 11/15/04 @ $101.67)
    10.000%, 11/15/07 ~                                         1,350,000         1,255,500
                                                                            ---------------
                                                                                 11,239,375
                                                                            ---------------
CABLE--9.1%
  Adelphia Communications
    Corp., Rule 144A, Secured
    Notes (Callable 02/15/08 @
    $105.38) 10.875%, 10/01/10 ++ **                            3,000,000         2,632,500
  Atlantic Broadband
    Finance LLC, Rule 144A,
    Senior Subordinated Notes
    (Callable 01/15/09 @ $104.69)
    9.375%, 01/15/14 ++ ~                                       1,600,000         1,506,000
  Cablevision Systems Corp.,
    Rule 144A, Senior Notes
    8.000%, 04/15/12 ++                                         1,500,000         1,620,000
  CCO Holdings LLC, Global
    Senior Notes (Callable
    11/15/08 @ 104.38)
    8.750%, 11/15/13                                            2,100,000         2,105,250
  Century Communications Corp.,
    Senior Discount Notes
    0.000%, 12/31/49 **                                         1,000,000           935,000
  Charter Communications
    Holdings LLC, Senior
    Discount Notes (Callable
    04/01/05 @ $102.88)
    9.920%, 04/01/11 + ~                                        3,650,000         2,947,375
  Charter Communications
    Holdings LLC, Senior
    Notes (Callable 04/01/05 @
    $102.88) 8.625%, 04/01/09                                   3,050,000         2,470,500
  CSC Holdings, Inc., Senior Notes
    7.250%, 07/15/08                                               85,000            90,631
  CSC Holdings, Inc.,
    Series B, Senior Notes
    7.625%, 04/01/11 ~                                    $     1,500,000   $     1,638,750
  DIVA Systems Corp., Series B,
    Senior Discount Notes
    (Callable 03/01/05 @ $102.10)
    12.625%, 03/01/08 ** ^                                      1,750,000             4,375
  Insight Communications
    Company, Inc., Senior
    Discount Notes (Callable
    02/15/06 @ $106.12)
    0.000%, 02/15/11 + ~                                        2,000,000         1,965,000
  Insight Midwest/Insight
    Capital, Senior Notes
    (Callable 10/01/05 @ $103.25)
    9.750%, 10/01/09                                              200,000           211,250
  Insight Midwest/Insight Capital
    Corp., Global Senior Notes
    (Callable 11/01/05 @ $105.25)
    10.500%, 11/01/10                                             500,000           556,250
  Kabel Deutschland Gmbh,
    Rule 144A, Senior Notes
    (Callable 07/01/09 @ $105.31)
    10.625%, 07/01/14 ++                                        1,000,000         1,125,000
  Mediacom LLC Capital Corp.,
    Senior Notes
    (Callable 01/15/06 @ $104.75)
    9.500%, 01/15/13 ~                                          2,500,000         2,462,500
                                                                            ---------------
                                                                                 22,270,381
                                                                            ---------------
CAPITAL GOODS--1.8%
  Blount, Inc., Senior
    Subordinated Notes
    (Callable 08/01/08 @ $104.44)
    8.875%, 08/01/12                                            1,000,000         1,093,750
  Case New Holland Inc,
    Rule 144A, Senior Notes
    9.250%, 08/01/11 ++                                           850,000           973,250
  JII Holdings LLC, Global
    Secured Notes (Callable
    01/01/05 @ $106.50)
    13.000%, 04/01/07                                           1,802,500         1,649,288
  Terex Corp., Global Company
    Guaranteed Notes
    (Callable 01/15/09 @ $103.69)
    7.375%, 01/15/14                                              650,000           698,750
                                                                            ---------------
                                                                                  4,415,038
                                                                            ---------------
CHEMICALS--8.8%
  Crompton Corp., Rule 144A,
    Senior Notes (Callable
    08/01/08 @ $104.94)
    9.875%, 08/01/12 ++ ~                                       1,000,000         1,107,500
  Crystal US Holdings, Rule 144A,
    Senior Discount Notes
    (Callable 10/01/09 @ $105.25)
    0.000%, 10/01/14 ++ +                                       1,350,000           857,250
  Equistar Chemicals LP/
    Equistar Funding Corp.,
    Global Company Guaranteed
    Notes 10.125%, 09/01/08                                     1,000,000         1,153,750
  HMP Equity Holdings Corp.,
    Global Senior Discount Notes
    (Callable 11/15/04 @ $64.79)
    0.000%, 05/15/08                                            1,100,000           715,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Huntsman Company LLC,
    Global Company Guaranteed
    Notes (Callable 10/15/07 @
    $105.81) 11.625%, 10/15/10                            $       350,000   $       414,313
  Huntsman Company LLC,
    Rule 144A, Company
    Guaranteed Notes
    (Callable 07/15/08 @ $105.75)
    11.500%, 07/15/12 ++                                        1,200,000         1,356,000
  Huntsman International Holdings LLC,
    Senior Discount Notes
    (Callable 07/01/05 @ $58.33)
    0.000%, 12/31/09                                            9,345,000         5,116,387
  IMC Global, Inc., Series B,
    Global Company
    Guaranteed Notes
    (Callable 06/01/06 @ $105.63)
    11.250%, 06/01/11                                           1,450,000         1,711,000
  Invista, Rule 144A, Notes
    (Callable 05/01/08 @ $104.63)
    9.250%, 05/01/12 ++                                           500,000           552,500
  Lyondell Chemical Co., Global
    Company Guaranteed Notes
    (Callable 06/01/08 @ $105.25)
    10.500%, 06/01/13                                           1,000,000         1,185,000
  Lyondell Chemical Co., Global
    Company Guaranteed Notes
    (Callable 12/15/05 @ $104.75)
    9.500%, 12/15/08                                            1,400,000         1,533,000
  Millennium America, Inc., Global
    Company Guaranteed Notes
    9.250%, 06/15/08 ~                                            800,000           896,000
  Nalco Co., Global Senior
    Subordinated Notes
    (Callable 11/15/08 @ $104.44)
    8.875%, 11/15/13 ~                                          1,000,000         1,101,250
  PolyOne Corp., Global Company
    Guaranteed Notes
    (Callable 05/15/07 @ $105.31)
    10.625%, 05/15/10 ~                                           750,000           836,250
  Radnor Holdings Corp.,
    Global Senior Notes
    (Callable 03/15/07 @ $105.50)
    11.000%, 03/15/10 ~                                         1,000,000           775,000
  Resolution Performance
    Products LLC, Global Senior
    Subordinated Notes
    (Callable 11/15/05 @ $106.75)
    13.500%, 11/15/10 ~                                         1,000,000           995,000
  Terra Capital, Inc.,
    Global Secured Notes
    (Callable 06/01/07 @ $105.75)
    11.500%, 06/01/10 ~                                         1,000,000         1,135,000
                                                                            ---------------
                                                                                 21,440,200
                                                                            ---------------
COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC)--0.4%
  FairPoint Communications, Inc.,
    Series B, Senior
    Subordinated Notes
    (Callable 05/01/05 @ $101.58)
    9.500%, 05/01/08                                              900,000           877,500
                                                                            ---------------
CONSUMER PRODUCTS/TOBACCO--5.1%
  Ames True Temper, Inc.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 07/15/08 @ $105.00)
    10.000%, 07/15/12 ++                                  $     1,450,000   $     1,558,750
  Amscan Holdings, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 05/01/09 @ $104.38)
    8.750%, 05/01/14 ++                                         1,050,000         1,060,500
  Diamond Brands Operating Corp.,
    Company Guaranteed Notes
    (Callable 04/15/05 @ $101.69)
    10.125%, 04/15/08 **                                        3,097,000            77,425
  General Binding Corp.,
    Company Guaranteed Notes
    (Callable 06/01/05 @ $101.56)
    9.375%, 06/01/08 ~                                          1,050,000         1,076,250
  Johnsondiversey Holdings, Inc.,
    Global Discount Notes
    (Callable 05/15/07 @ $105.34)
    0.000%, 05/15/13 + ~                                        1,500,000         1,290,000
  PCA LLC/PCA Finance Corp.,
    Global Senior Notes
    11.875%, 08/01/09                                           1,000,000           955,000
  Playtex Products, Inc., Global
    Company Guaranteed Notes
    (Callable 06/01/06 @ $104.69)
    9.375%, 06/01/11 ~                                          1,300,000         1,374,750
  Prestige Brands, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 04/15/08 @ $104.63)
    9.250%, 04/15/12 ++                                         1,000,000         1,015,000
  Rayovac Corp., Global Senior
    Subordinated Notes
    (Callable 10/01/08 @ $104.25)
    8.500%, 10/01/13                                              500,000           551,250
  Remington Arms Company, Inc.,
    Global Company
    Guaranteed Notes
    (Callable 02/01/07 @ $105.25)
    10.500%, 02/01/11 ~                                           750,000           667,500
  Samsonite Corp., Global Senior
    Subordinated Notes
    (Callable 06/01/08 @ $104.44)
    8.875%, 06/01/11 ~                                          1,000,000         1,070,000
  Sealy Mattress Co., Global
    Senior Subordinated Notes
    (Callable 06/15/09 @ $104.13)
    8.250%, 06/15/14                                            1,250,000         1,328,125
  United Industries Corp.,
    Series D, Global Company
    Guaranteed Notes
    (Callable 04/01/05 @ $103.29)
    9.875%, 04/01/09                                              425,000           448,375
                                                                            ---------------
                                                                                 12,472,925
                                                                            ---------------
CONTAINERS--3.8%
  Berry Plastics Corp., Global
    Company Guaranteed Notes
    (Callable 07/15/07 @ $105.38)
    10.750%, 07/15/12 ~                                         1,100,000         1,270,500
  Constar International, Inc.,
    Senior Subordinated Notes
    (Callable 12/01/07 @ $105.50)
    11.000%, 12/01/12 ~                                         1,200,000         1,152,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Graham Packaging Company, Inc.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 10/15/09 @ $104.94)
    9.875%, 10/15/14 ++ ~                                 $       650,000   $       692,250
  Graphic Packaging Inernational,
    Corp., Global Senior
    Subordinated Notes
    (Callable 08/15/08 @ 104.75)
    9.500%, 08/15/13 ~                                            750,000           868,125
  Intertape Polymer US, Inc.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 08/01/09 @ $104.25)
    8.500%, 08/01/14 ++                                         1,000,000           998,750
  Owens-Brockway Glass
    Containers, Global
    Company Guaranteed Notes
    (Callable 02/15/06 @ $104.44)
    8.875%, 02/15/09                                            1,000,000         1,102,500
  Owens-Brockway Glass
    Containers, Global Company
    Guaranteed Notes
    (Callable 05/15/08 @ $104.12)
    8.250%, 05/15/13 ~                                            750,000           828,750
  Pliant Corp., Company
    Guaranteed Notes
    (Callable 06/01/05 @ $106.50)
    13.000%, 06/01/10 ~                                           500,000           468,750
  Pliant Corp., Global Secured Notes
    (Callable 06/15/07 @ $105.56)
    0.000%, 06/15/09 +                                            500,000           447,500
  Tekni-Plex, Inc., Series B,
    Company Guaranteed Notes
    (Callable 06/15/05 @ $106.38)
    12.750%, 06/15/10 ~                                           500,000           377,500
  U.S. Can Corporation, Global
    Company Guaranteed Notes
    (Callable 07/15/07 @ $105.44)
    10.875%, 07/15/10                                           1,000,000         1,020,000
                                                                            ---------------
                                                                                  9,226,625
                                                                            ---------------
DIVERSIFIED TELECOMMUNICATIONS--1.2%
  Qwest Communications
    International, Inc., Rule 144A,
    Senior Notes (Callable 02/15/09 @
    $103.75) 7.500%, 02/15/14 ++ ~                              1,000,000           970,000
  Qwest Corp., Notes
    5.625%, 11/15/08 ~                                            900,000           904,500
  Qwest Corp., Rule 144A,
    Senior Notes
    7.875%, 09/01/11 ++                                           900,000           963,000
                                                                            ---------------
                                                                                  2,837,500
                                                                            ---------------
ENERGY - OTHER--5.0%
  Amerigas Partners LP
    Eagle Finance Corp.,
    Series B, Global Senior Notes
    (Callable 05/20/06 @ $104.44)
    8.875%, 05/20/11                                            1,060,000         1,166,000
  Dynegy Holdings, Inc.,
    Rule 144A, Secured Notes
    (Callable 07/15/08 @ $105.06)
    10.125%, 07/15/13 ++                                        1,550,000         1,813,500
  Dynegy Holdings, Inc.,
    Senior Notes
    6.875%, 04/01/11                                      $       250,000   $       243,125
  El Paso CGP Co., Notes
    6.375%, 02/01/09                                              500,000           496,250
  El Paso CGP Co., Notes
    7.750%, 06/15/10                                              750,000           780,000
  El Paso Corp., Senior Notes
    7.000%, 05/15/11 ~                                          1,000,000         1,010,000
  El Paso Natural Gas, Series A,
    Global Senior Notes
    (Callable 08/01/07 @ $103.81)
    7.625%, 08/01/10                                            1,000,000         1,086,250
  El Paso Production Holding
    Company, Global Company
    Guaranteed Notes
    (Callable 06/01/08 @ $103.88)
    7.750%, 06/01/13                                            2,800,000         2,933,000
  Giant Industries, Inc., Global
    Company Guaranteed Notes
    (Callable 05/15/07 @ $105.50)
    11.000%, 05/15/12                                             850,000         1,005,125
  Giant Industries, Inc.,
    Senior Subordinated Notes
    (Callable 05/15/09 @ 104.00)
    8.000%, 05/15/14                                              450,000           471,375
  Reliant Resources, Inc.,
    Global Secured Notes
    (Callable 07/15/08 @ $104.75)
    9.500%, 07/15/13 ~                                          1,050,000         1,186,500
                                                                            ---------------
                                                                                 12,191,125
                                                                            ---------------
ENVIRONMENTAL SERVICES--1.6%
  Allied Waste North America, Inc.,
    Series B, Global Senior Notes
    (Callable 04/15/09 @ $103.69)
    7.375%, 04/15/14 ~                                          3,325,000         3,092,250
  Waste Services, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 04/15/09 @ $104.75)
    9.500%, 04/15/14 ++ ~                                       1,000,000           945,000
                                                                            ---------------
                                                                                  4,037,250
                                                                            ---------------
FINANCE--1.5%
  Corrections Corporation
    of America, Senior Notes,
    (Callable 05/01/07 @ $103.75)
    7.500%, 05/01/11                                              500,000           543,125
  E*Trade Financial Corp.,
    Rule 144A, Senior Notes
    (Callable 06/15/08 @ $104.00)
    8.000%, 06/15/11 ++                                         1,150,000         1,219,000
  Rainbow National Services LLC,
    Rule 144A, Senior Notes
    (Callable 09/01/08 @ $104.38)
    8.750%, 09/01/12 ++                                           900,000           967,500
  Senior Housing Properties
    Trust, Senior Notes
    8.625%, 01/15/12                                              800,000           906,000
                                                                            ---------------
                                                                                  3,635,625
                                                                            ---------------
FOOD PROCESSORS/BEVERAGE/BOTTLING--2.2%
  Birds Eye Foods, Inc.,
    Company Guaranteed Notes
    (Callable 11/01/04 @ $103.96)
    11.875%, 11/01/08                                             250,000           261,875

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Burns Philp Capital
    Property, Ltd., Global
    Company Guaranteed Notes
    (Callable 07/15/07 @ $104.88)
    9.750%, 07/15/12                                      $     1,000,000   $     1,105,000
  Land O' Lakes, Inc.,
    Global Senior Notes
    (Callable 11/15/06 @ $104.38)
    8.750%, 11/15/11 ~                                          1,250,000         1,162,500
  Le-Natures, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 06/15/08 @ $104.50)
    10.000%, 06/15/13 ++ #                                        600,000           666,000
  Pinnacle Foods Holding Corp.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 12/01/08 @ $104.13)
    8.250%, 12/01/13 ++                                           500,000           473,750
  Swift & Co., Global
    Senior Subordinated Notes
    (Callable 10/01/06 @ $106.25)
    12.500%, 01/01/10                                             850,000           949,875
  Wornick Co., Rule 144A,
    Secured Notes
    (Callable 07/15/08 @ $105.44)
    10.875%, 07/15/11 ++                                          800,000           868,000
                                                                            ---------------
                                                                                  5,487,000
                                                                            ---------------
GAMING--10.9%
  Ameristar Casinos, Inc., Global
    Company Guaranteed Notes
    (Callable 02/15/06 @ $105.38)
    10.750%, 02/15/09                                           1,350,000         1,545,750
  Argosy Gaming Co., Global
    Senior Subordinated Notes
    (Callable 01/15/09 @ $103.50)
    7.000%, 01/15/14                                            1,500,000         1,605,000
  Aztar Corp., Global
    Senior Subordinated Notes
    (Callable 08/15/06 @ $104.50)
    9.000%, 08/15/11                                            1,350,000         1,518,750
  Boyd Gaming Corp., Global
    Company Guaranteed Notes
    (Callable 08/01/05 @ $104.63)
    9.250%, 08/01/09                                            1,200,000         1,314,000
  Chukchansi Economic
    Development Authority,
    Rule 144A, Senior Notes
    (Callable 10/01/06 @ $113.00)
    14.500%, 06/15/09 ++                                        2,300,000         2,909,500
  Circus Circus & Eldorado,
    Global First Mortgage
    (Callable 03/01/07 @ $105.06)
    10.125%, 03/01/12 ~                                         1,350,000         1,471,500
  Hard Rock Hotel, Inc.,
    Global Notes (Callable
    06/01/08 @ $104.44)
    8.875%, 06/01/13                                            2,200,000         2,409,000
  Herbst Gaming, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 06/01/08 @ $104.06)
    8.125%, 06/01/12 ++ ~                                       1,000,000         1,052,500
  Inn of The Mountain Gods,
    Global Senior Notes
    (Callable 11/15/07 @ $106.00)
    12.000%, 11/15/10                                           1,250,000         1,456,250
  Isle of Capri Casinos Inc.,
    Global Senior Subordinated Notes
    (Callable 03/01/09 @ $103.50)
    7.000%, 03/01/14 ~                                    $       900,000   $       936,000
  Majestic Star Casino LLC,
    Company Guaranteed Notes
    (Callable 10/15/07 @ $104.75)
    9.500%, 10/15/10                                            1,600,000         1,660,000
  MGM Mirage, Rule 144A,
    Senior Notes
    6.750%, 09/01/12 ++                                         1,000,000         1,065,000
  MTR Gaming Group, Inc.,
    Series B, Global Company
    Guaranteed Notes
    (Callable 04/01/07 @ $104.88)
    9.750%, 04/01/10                                              250,000           271,250
  Oed Corporation / Diamond Jo,
    Rule 144A, Company
    Guaranteed Notes
    (Callable 04/15/08 @ 104.38)
    8.750%, 04/15/12 ++                                         1,350,000         1,275,750
  Penn National Gaming, Inc.,
    Series B, Global Company
    Guaranteed Notes
    (Callable 03/01/05 @ $105.56)
    11.125%, 03/01/08                                           1,250,000         1,357,812
  Riviera Holdings Corp., Global
    Company Guaranteed Notes
    (Callable 06/15/06 @ $105.50)
    11.000%, 06/15/10                                           1,110,000         1,237,650
  Waterford Gaming LLC,
    Rule 144A, Senior Notes
    (Callable 09/15/08 @ $103.55)
    8.625%, 09/15/12 ++                                           364,000           389,025
  Wheeling Island Gaming, Inc.,
    Global Company Guaranteed
    Notes (Callable 12/15/05 @
    $105.06) 10.125%, 12/15/09                                    250,000           267,500
  Windsor Woodmont Black Hawk,
    Series B, First Mortgage Notes
    13.000%, 03/15/05 **                                        2,456,000         2,462,140
  Wynn Las Vegas LLC,
    Second Mortgage Notes
    (Callable 11/01/06 @ $112.00)
    12.000%, 11/01/10                                             435,000           545,925
                                                                            ---------------
                                                                                 26,750,302
                                                                            ---------------
HEALTHCARE FACILITIES/SUPPLIES--5.8%
  Ardent Health Services, Inc.,
    Global Senior
    Subordinated Notes
    (Callable 08/15/08 @ $105.00)
    10.000%, 08/15/13                                             750,000           770,625
  Concentra Operating Corp., Global
    Company Guaranteed Notes
    (Callable 08/15/07 @ $104.75)
    9.500%, 08/15/10                                            1,000,000         1,115,000
  Extendicare Health Services, Inc.,
    Senior Subordinated Notes
    (Callable 05/01/09 @ $103.44)
    6.875%, 05/01/14                                            1,000,000         1,032,500
  Fisher Scientific International, Inc.,
    Global Senior
    Subordinated Notes
    (Callable 05/01/07 @ $104.06)
    8.125%, 05/01/12                                              885,000           991,200

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Hanger Orthopedic Group, Inc.,
    Company Guaranteed
    Global Notes (Callable
    02/15/06 @ $105.19)
    10.375%, 02/15/09 ~                                   $       500,000   $       505,000
  Magellan Health Services, Inc.,
    Series A, Senior Notes
    (Callable 11/15/05 @ $104.69)
    9.375%, 11/15/08                                              717,276           780,038
  Medquest, Inc., Series B, Global
    Company Guaranteed Notes
    (Callable 08/15/07 @ $105.94)
    11.875%, 08/15/12 ~                                         1,000,000         1,165,000
  MQ Associates, Inc., Rule 144A,
    Senior Discount Notes
    (Callable 08/15/08 @ $109.00)
    0.000%, 08/15/12 ++ +                                       2,000,000         1,315,000
  Select Medical Corp., Global
    Senior Subordinated Notes
    (Callable 08/01/08 @ $103.75)
    7.500%, 08/01/13                                              900,000         1,037,250
  Tenet Healthcare Corp.,
    Rule 144A, Senior Notes
    9.875%, 07/01/14 ++ ~                                         750,000           789,375
  Triad Hospitals, Inc.,
    Senior Notes (Callable
    5/15/08 @ $103.50)
    7.000%, 05/15/12                                            1,800,000         1,935,000
  Triad Hospitals, Inc.,
    Senior Subordinated Notes
    (Callable 11/15/08 @ $103.50)
    7.000%, 11/15/13                                            1,000,000         1,030,000
  Universal Hospital Services, Inc.,
    Global Senior Notes (Callable
    11/01/07 @ $105.06)
    10.125%, 11/01/11                                             750,000           768,750
  Vanguard Health Holding Co.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 10/01/09 @ $104.50)
    9.000%, 10/01/14 ++                                         1,000,000         1,050,000
                                                                            ---------------
                                                                                 14,284,738
                                                                            ---------------
HOME BUILDERS--2.0%
  KB Home, Senior
    Subordinated Notes
    8.625%, 12/15/08                                              650,000           739,375
    KB Home, Senior
    Subordinated Notes
    (Callable 02/15/06 @ $104.75)
    9.500%, 02/15/11 ~                                          1,000,000         1,115,000
  Toll Corp., Senior
    Subordinated Notes
    (Callable 12/01/06 @ $104.12)
    8.250%, 12/01/11                                              700,000           787,500
  WCI Communities, Inc., Global
    Company Guaranteed Notes
    (Callable 05/01/07 @ $104.56)
    9.125%, 05/01/12 ~                                          1,000,000         1,115,000
  William Lyon Homes, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/08 @ $105.38)
    10.750%, 04/01/13                                           1,000,000         1,142,500
                                                                            ---------------
                                                                                  4,899,375
                                                                            ---------------
INDUSTRIAL--1.5%
  Amsted Industries, Inc.,
    Rule 144A, Senior Notes
    (Callable 10/15/07 @ $105.12)
    10.250%, 10/15/11 ++                                  $     1,000,000   $     1,105,000
  Amtrol, Inc., Senior
    Subordinated Notes
    10.625%, 12/31/06 ~                                           450,000           400,500
  Polypore, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 05/15/08 @ $104.38)
    8.750%, 05/15/12 ++                                         1,000,000         1,050,000
  Transportation Technologies
    Industries, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 03/31/06 @ $102.00)
    12.500%, 03/31/10 ++                                        1,000,000         1,031,250
                                                                            ---------------
                                                                                  3,586,750
                                                                            ---------------
LEISURE--3.2%
  AMC Entertainment, Inc.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 3/01/09 @ 104.00)
    8.000%, 03/01/14 ++ ~                                       2,000,000         1,930,000
  Bally Total Fitness Holding Corp.,
    Global Senior Notes
    (Callable 7/15/07 @ $105.25)
    10.500%, 07/15/11 ~                                           300,000           293,250
  Bluegreen Corp., Series B,
    Company Guaranteed Notes
    (Callable 04/01/05 @ $101.75)
    10.500%, 04/01/08                                           1,150,000         1,185,937
  Booth Creek Ski Holdings, Inc.,
    Series B, Company
    Guaranteed Notes
    (Callable 03/15/05 @ $100.00)
    12.500%, 03/15/07                                           1,300,000         1,309,750
  Cinemark, Inc., Senior
    Discount Notes (Callable
    03/15/09 @ $104.88)
    0.000%, 03/15/14 +                                          1,150,000           819,375
  Icon Health & Fitness, Inc., Global
    Company Guaranteed Notes
    (Callable 04/01/07 @ $105.62)
    11.250%, 04/01/12                                           1,000,000           835,000
  Six Flags, Inc., Global
    Senior Notes (Callable
    02/01/06 @ $104.44)
    8.875%, 02/01/10 ~                                            950,000           914,375
  Six Flags, Inc., Global
    Senior Notes (Callable
    06/01/09 @ $104.81)
    9.625%, 06/01/14 ~                                            550,000           528,000
                                                                            ---------------
                                                                                  7,815,687
                                                                            ---------------
LODGING--0.6%
  Host Marriott LP, Global
    Senior Notes (Callable
    11/1/08 @ 103.56)
    7.125%, 11/01/13                                              500,000           542,500
  John Q. Hammons Hotels,
    Series B, Global Notes,
    First Mortgage (Callable
    05/15/07 @ $104.44)
    8.875%, 05/15/12 ~                                            890,000         1,027,950
                                                                            ---------------
                                                                                  1,570,450
                                                                            ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
METALS & MINING--2.2%
  AK Steel Corp., Global
    Company Guaranteed Notes
    (Callable 06/15/07 @ $103.88)
    7.750%, 06/15/12 ~                                    $     1,000,000   $     1,017,500
  Alpha Natural Resources LLC,,
    Rule 144A, Senior Notes
    (Callable 06/01/08 @ $105.00)
    10.000%, 06/01/12 ++                                        1,600,000         1,784,000
  Metallurg, Inc., Series B,
    Company Guaranteed Notes
    (Callable 12/1/05 @ $100.00)
    11.000%, 12/01/07                                             700,000           535,500
  UCAR Finance, Inc., Global
    Company Guaranteed Notes
    (Callable 02/15/07 @ $105.12)
    10.250%, 02/15/12 ~                                         1,000,000         1,145,000
  WCI Steel, Inc., Series B,
    Senior Secured Notes
    10.000%, 12/01/04 **                                          750,000           483,750
  Wise Metals Group LLC,
    Rule 144A, Secured Notes
    (Callable 05/15/08 @ $105.13)
    10.250%, 05/15/12 ++                                          500,000           500,000
                                                                            ---------------
                                                                                  5,465,750
                                                                            ---------------
PAPER & FOREST PRODUCTS--4.1%
  Appleton Papers, Inc., Series B,
    Senior Subordinated Notes
    (Callable 06/15/09 @ $104.88)
    9.750%, 06/15/14 ~                                          1,000,000         1,050,000
  Caraustar Industries, Inc., Global
    Company Guaranteed Notes
    (Callable 04/01/06 @ $105.25)
    9.875%, 04/01/11 ~                                          1,000,000         1,090,000
  Cellu Tissue Holdings, Rule 144A,
    Secured Notes (Callable
    03/15/07 @ $107.31)
    9.750%, 03/15/10 ++                                           750,000           787,500
  Georgia-Pacific Corp., Global
    Company Guaranteed Notes
    8.875%, 02/01/10                                            1,200,000         1,419,000
  Georgia-Pacific Corp., Global
    Company Guaranteed Notes
    (Callable 02/01/08 @ $104.69)
    9.375%, 02/01/13                                            1,300,000         1,537,250
  Georgia-Pacific Corp.,
    Global Senior Notes
    8.000%, 01/15/24                                              750,000           871,875
  Newark Group, Inc., Rule 144A,
    Subordinated Notes (Callable
    03/15/09 @ $104.88)
    9.750%, 03/15/14 ++                                         2,000,000         2,090,000
  Riverside Forest Products,
    Global Senior Notes
    (Callable 03/01/09 @ $103.94)
    7.875%, 03/01/14                                            1,000,000         1,070,000
                                                                            ---------------
                                                                                  9,915,625
                                                                            ---------------
PUBLISHING--5.9%
  CBD Media Holdings, Rule 144A,
    Senior Notes (Callable
    07/15/08 @ $104.63)
    9.250%, 07/15/12 ++                                         1,250,000         1,262,500
  Dex Media, Inc., Global
    Discount Notes (Callable
    11/15/08 @ $104.50)
    0.000%, 11/15/13 +                                    $     1,500,000   $     1,147,500
  Dex Media, Inc., Global
    Discount Notes (Callable
    11/15/08 @ $104.50)
    0.000%, 11/15/13 + ~                                          500,000           382,500
  Dex Media, Inc., Global Notes
    (Callable 11/15/08 @ $104.00)
    8.000%, 11/15/13 ~                                            400,000           430,000
  Haights Cross Operating Co.,
    Global Company
    Guaranteed Notes
    (Callable 08/15/08 @ $105.88)
    11.750%, 08/15/11                                           1,200,000         1,327,500
  Houghton Mifflin Co., Global
    Senior Discount Notes
    (Callable 10/15/08 @ $105.75)
    0.000%, 10/15/13 + ~                                        1,000,000           658,750
  Houghton Mifflin Co., Global
    Senior Notes (Callable
    02/01/07 @ $104.12)
    8.250%, 02/01/11                                              350,000           374,062
  Liberty Group Operating, Inc.,
    Company Guaranteed Notes
    (Callable 02/01/05 @ $101.56)
    9.375%, 02/01/08                                            2,700,000         2,733,750
  Liberty Group Publishing, Inc.,
    Debentures (Callable
    02/01/05 @ $101.94)
    11.625%, 02/01/09 +                                         1,774,000         1,765,130
  Morris Publishing Group LLC,
    Global Company Guaranteed
    Notes (Callable 08/01/08 @
    $103.50) 7.000%, 08/01/13                                     500,000           512,500
  Phoenix Color Corp.,
    Company Guaranteed Notes
    (Callable 02/01/05 @ $103.46)
    10.375%, 02/01/09                                           2,222,000         2,122,010
  Primedia, Inc., Rule 144A,
    Senior Notes (Callable
    05/15/08 @ $104.00)
    8.000%, 05/15/13 ++                                           500,000           503,750
  Sheridan Acquisition Corp.,
    Rule 144A, Secured Notes
    (Callable 08/15/07 @ $105.12)
    10.250%, 08/15/11 ++                                        1,000,000         1,090,000
                                                                            ---------------
                                                                                 14,309,952
                                                                            ---------------
RESTAURANTS--2.0%
  Buffets, Inc., Global Senior
    Subordinated Notes (Callable
    07/15/06 @ $105.62)
    11.250%, 07/15/10                                             850,000           909,500
  Denny's Corp., Rule 144A,
    Senior Notes (Callable
    10/01/08 @ $105.00)
    10.000%, 10/01/12 ++                                        1,350,000         1,407,375
  El Pollo Loco, Inc., Global
    Secured Notes (Callable
    12/15/06 @ $104.63)
    9.250%, 12/15/09                                              750,000           791,250

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  O'Charleys, Inc., Global
    Senior Subordinated Notes
    (Callable 11/01/08 @ $104.50)
    9.000%, 11/01/13 ~                                    $     1,000,000   $     1,060,000
  Romacorp Inc
    10.500%, 12/31/08                                           1,007,088           659,643
                                                                            ---------------
                                                                                  4,827,768
                                                                            ---------------
RETAIL - FOOD & DRUG--2.7%
  Duane Reade, Inc., Rule 144A,
    Senior Subordinated Notes
    (Callable 08/01/08 @ $104.88)
    9.750%, 08/01/11 ++ ~                                       1,750,000         1,688,750
  Great Atlantic & Pacific Tea Co., Inc.,
    Senior Notes (Callable
    12/15/06 @ $104.56)
    9.125%, 12/15/11 ~                                          1,250,000         1,081,250
  Herbalife International, Inc.,
    Global Company
    Guaranteed Notes
    (Callable 07/15/06 @ $105.88)
    11.750%, 07/15/10                                           1,000,000         1,155,000
  Nutritional Sourcing Corp., Notes
    (Callable 06/05/05 @ $101.00)
    10.125%, 08/01/09                                             500,000           342,500
  Pathmark Stores, Inc., Global
    Company Guaranteed Notes
    (Callable 02/01/07 @ $104.38)
    8.750%, 02/01/12 ~                                          1,000,000           915,000
  Roundy's, Inc., Series B, Global
    Company Guaranteed Notes
    (Callable 06/15/07 @ $104.44)
    8.875%, 06/15/12 ~                                            500,000           546,250
  Stater Brothers Holdings, Inc.,
    Global Senior Notes
    (Callable 06/15/08 @ $104.06)
    8.125%, 06/15/12                                              450,000           479,250
  Winn-Dixie Stores, Inc., Company
    Guaranteed Notes (Callable
    04/01/05 @ $104.44)
    8.875%, 04/01/08 ~                                            450,000           387,000
                                                                            ---------------
                                                                                  6,595,000
                                                                            ---------------
RETAIL STORES--4.6%
  Asbury Automotive Group Inc.,
    Global Company
    Guaranteed Notes (Callable
    06/15/07 @ $104.50)
    9.000%, 06/15/12 ~                                            700,000           742,000
  Big 5 Corp., Series B,
    Senior Notes (Callable
    11/15/04 @ $101.83)
    10.875%, 11/15/07                                           1,125,000         1,153,125
  J. Crew Operating Corp., Senior
    Subordinated Notes (Callable
    10/15/05 @ $100.00)
    10.375%, 10/15/07 ~                                         2,000,000         2,065,000
  Leslie's Poolmart, Inc., Series B,
    Senior Notes (Callable
    07/15/05 @ $102.59)
    10.375%, 07/15/08                                           1,200,000         1,230,000
  Michaels Stores, Inc., Senior Notes
    (Callable 07/01/05 @ $104.62)
    9.250%, 07/01/09                                              900,000           975,375
  Nebraska Book Company, Inc.,
    Global Senior Subordinated
    Notes (Callable
    03/15/08 @ $104.31)
    8.625%, 03/15/12                                      $       500,000   $       508,750
  Office Depot, Inc., Global Senior
    Subordinated Notes
    10.000%, 07/15/08 ~                                         1,000,000         1,180,000
  Pep Boys--Manny, Moe & Jack,
    Series MTNB, Notes
    6.920%, 07/07/06                                            1,150,000         1,178,750
  Southern States Cooperative, Inc.,
    Rule 144A, Senior Notes
    (Callable 11/01/07 @ $108.00)
    10.500%, 11/01/10 ++                                        1,350,000         1,356,750
  United Auto Group, Inc., Global
    Company Guaranteed Notes
    (Callable 03/15/07 @ $104.81)
    9.625%, 03/15/12 ~                                            750,000           838,125
                                                                            ---------------
                                                                                 11,227,875
                                                                            ---------------
SATELLITE--1.6%
  EchoStar DBS Corp., Rule 144A,
    Company Guaranteed Notes
    6.625%, 10/01/14 ++                                         1,000,000         1,027,500
  PanAmSat Corp., Rule 144A,
    Company Guaranteed
    Senior Notes (Callable
    08/15/09 @ $104.50)
    9.000%, 08/15/14 ++ ~                                       1,000,000         1,065,000
  Pegasus Communications Corp.,
    Series B, Senior Notes
    9.625%, 10/15/05 **                                         2,850,000         1,767,000
                                                                            ---------------
                                                                                  3,859,500
                                                                            ---------------
SECONDARY OIL & GAS PRODUCERS--1.9%
  Chesapeake Energy Corp., Global
    Senior Notes (Callable
    08/15/09 @ $103.50)
    7.000%, 08/15/14                                            1,000,000         1,090,000
  Chesapeake Energy Corp.,
    Senior Notes (Callable
    01/15/09 @ $103.44)
    6.875%, 01/15/16 ~                                          1,093,000         1,174,975
  Continental Resources, Inc.,
    Company Guaranteed Notes
    (Callable 08/01/05 @ $101.71)
    10.250%, 08/01/08                                           1,200,000         1,248,600
  Magnum Hunter Resources, Inc.,
    Global Company
    Guaranteed Notes (Callable
    03/15/07 @ $104.80)
    9.600%, 03/15/12                                              423,000           485,393
  Whiting Petroleum Corp., Global
    Senior Subordinated Notes
    (Callable 05/01/08 @ $103.63)
    7.250%, 05/01/12                                              600,000           633,000
                                                                            ---------------
                                                                                  4,631,968
                                                                            ---------------
SERVICES--8.9%
  Advanstar Communications, Inc,
    Global Secured Note (Callable
    02/15/08 @ $105.38)
    10.750%, 08/15/10                                           1,500,000         1,680,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Allied Security Escrow Corp.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 07/15/08 @ $105.69)
    11.375%, 07/15/11 ++                                  $     1,250,000   $     1,318,750
  American Color Graphics,
    Global Notes (Callable
    06/15/07 @ $105.00)
    10.000%, 06/15/10                                           1,200,000           924,000
  Diamond Triumph Auto Glass, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/05 @ $101.54)
    9.250%, 04/01/08                                              400,000           386,000
  Equinox Holdings, Inc.,
    Senior Notes (Callable
    12/15/06 @ $104.50)
    9.000%, 12/15/09 ~                                            450,000           479,250
  Great Lakes Dredge & Dock Corp.,
    Global Senior
    Subordinated Notes (Callable
    12/15/08 @ $103.88)
    7.750%, 12/15/13                                            1,250,000         1,125,000
  IESI Corp., Global Company
    Guaranteed Notes (Callable
    06/15/07 @ $105.12)
    10.250%, 06/15/12                                           1,500,000         1,627,500
  Iron Mountain, Inc.,
    Company Guaranteed Notes
    (Callable 04/01/06 @ $104.31)
    8.625%, 04/01/13                                            1,000,000         1,087,500
  La Petite Academy, Inc., Series B,
    Company Guaranteed Notes
    (Callable 05/15/05 @ $101.67)
    10.000%, 05/15/08                                           1,650,000         1,402,500
  Language Line Holdings, Inc.,
    Rule 144A, Senior
    Subordinated Notes (Callable
    06/15/08 @ $105.56)
    11.125%, 06/15/12 ++                                          750,000           806,250
  Mortons Restaurant Group, Inc.,
    Global Secured Notes (Callable
    07/01/07 @ $105.30)
    7.500%, 07/01/10 ~                                          1,000,000           965,000
  Muzak LLC/Muzak Finance Corp.,
    Company Guaranteed Notes
    (Callable 03/15/05 @ $103.29)
    9.875%, 03/15/09 ~                                            450,000           312,750
  Muzak LLC/Muzak Finance Corp.,
    Global Senior Notes (Callable
    02/15/06 @ $105.00)
    10.000%, 02/15/09                                           1,000,000           900,000
  National Beef Packing Company
    LLC, Global Senior Notes
    (Callable 08/01/07 @ $105.25)
    10.500%, 08/01/11                                           1,000,000         1,030,000
  Neff Corp., Company
    Guaranteed Notes (Callable
    06/01/05 @ $101.71)
    10.250%, 06/01/08                                           2,000,000         1,900,000
  Rent-A-Center, Inc., Series B,
    Global Company
    Guaranteed Notes
    (Callable 05/01/06 @ $103.75)
    7.500%, 05/01/10                                              500,000           520,625
  Salton, Inc., Global Senior
    Subordinated Notes (Callable
    04/15/05 @ $106.12)
    12.250%, 04/15/08 ~                                   $     1,500,000   $     1,222,500
  Standard Parking Corp., Company
    Guaranteed Notes (Callable
    03/15/05 @ $101.54)
    9.250%, 03/15/08                                              700,000           626,500
  United Rentals North America Inc.,
    Global Senior Subordinated
    Notes (Callable
    11/15/08 @ $103.88)
    7.750%, 11/15/13 ~                                          2,000,000         1,945,000
  United Rentals North America, Inc.,
    Global Senior Subordinated
    Notes (Callable
    02/15/09 @ $103.50)
    7.000%, 02/15/14 ~                                          1,000,000           927,500
  Wesco Distribution, Inc., Global
    Company Guaranteed Notes
    (Callable 06/01/05 @ $101.52)
    9.125%, 06/01/08                                              550,000           572,000
                                                                            ---------------
                                                                                 21,758,625
                                                                            ---------------
TECHNOLOGY--4.3%
  Advanced Micro Devices, Inc.,
    Rule 144A, Senior Notes
    (Callable 11/1/08 @ $103.88)
    7.750%, 11/01/12 ++                                         1,000,000         1,007,500
  AMI Semiconductor, Inc., Global
    Company Guaranteed Notes
    (Callable 02/01/08 @ $105.37)
    10.750%, 02/01/13                                             260,000           306,150
  Amkor Technology, Inc., Global
    Senior Notes (Callable
    05/15/08 @ $103.88)
    7.750%, 05/15/13 ~                                          1,400,000         1,214,500
  Ampex Corp., Secured Notes
    12.000%, 08/15/08                                           1,999,129           679,704
  Avaya, Inc., Secured Notes
    (Callable 04/01/06 @ $105.56)
    11.125%, 04/01/09 ~                                           325,000           375,375
  Celestica, Inc., Senior
    Subordinated Notes
    (Callable 07/01/08 @ $103.94)
    7.875%, 07/01/11 ~                                            250,000           268,750
  Danka Business Systems,
    Senior Notes (Callable
    06/15/07 @ $105.50)
    11.000%, 06/15/10                                             750,000           791,250
  Itron, Inc., Rule 144A, Senior
    Subordinated Notes (Callable
    05/15/08 @ $103.88)
    7.750%, 05/15/12 ++                                         1,000,000         1,017,500
  Lucent Technologies, Inc., Notes
    7.250%, 07/15/06                                            1,000,000         1,065,000
  Lucent Technologies, Inc., Notes
    5.500%, 11/15/08 ~                                            800,000           824,000
  Sanmina-SCI Corp., Global
    Company Guaranteed Notes
    (Callable 01/15/07 @ $105.19)
    10.375%, 01/15/10                                           1,000,000         1,177,500
  Viasystems, Inc., Global Senior
    Subordinated Notes (Callable
    01/15/08 @ $105.25)
    10.500%, 01/15/11                                             750,000           746,250

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Xerox Corp., Senior Notes
    (Callable 06/15/08 @ $103.81)
    7.625%, 06/15/13                                      $     1,000,000   $     1,105,000
                                                                            ---------------
                                                                                 10,578,479
                                                                            ---------------
TEXTILE/APPAREL/SHOE MANUFACTURING--1.8%
  BGF Industries, Inc., Series B, Senior
    Subordinated Notes (Callable
    01/15/05 @ $103.50)
    10.250%, 01/15/09                                           2,797,000         2,671,135
  Levi Strauss & Co., Global
    Senior Notes (Callable
    01/15/05 @ $105.81)
    11.625%, 01/15/08                                             550,000           563,750
  Levi Strauss & Co., Global
    Senior Notes (Callable
    12/15/07 @ $106.12)
    12.250%, 12/15/12 ~                                         1,200,000         1,245,000
                                                                            ---------------
                                                                                  4,479,885
                                                                            ---------------
TOWER--0.7%
  American Tower Corp., Rule 144A,
    Senior Notes (Callable
    10/15/05 @ $100.00)
    7.125%, 10/15/12 ++                                           500,000           511,250
  American Tower, Inc., Company
    Guaranteed Global Notes
    (Callable 12/01/07 @ $103.62)
    7.250%, 12/01/11                                              500,000           533,750
  SBA Telecommunications, Inc.,
    Global Senior Discount Notes
    (Callable 12/15/07 @ $104.88)
    0.000%, 12/15/11 +                                            850,000           720,375
                                                                            ---------------
                                                                                  1,765,375
                                                                            ---------------
UTILITIES--6.7%
  AES Corp., Rule 144A,
    Secured Notes (Callable
    05/15/08 @ $104.50)
    9.000%, 05/15/15 ++                                         1,000,000         1,170,000
  Allegheny Energy Supply
    Company LLC, Global Notes
    7.800%, 03/15/11 ~                                          1,000,000         1,107,500
  Aquila, Inc., Senior Notes
    7.625%, 11/15/09 ~                                          1,100,000         1,149,500
  Calpine Corp., Rule 144A,
    Secured Notes (Callable
    07/15/08 @ $104.38)
    8.750%, 07/15/13 ++ ~                                       2,250,000         1,642,500
  Calpine Corp., Senior Notes
    8.500%, 02/15/11 ~                                          1,000,000           577,500
  Calpine Generating Co., Rule 144A,
    Secured Notes (Callable
    04/01/08 @ $103.50)
    7.756%, 04/01/10 ++ #                                       2,500,000         2,400,000
  CMS Energy Corp.,
    Global Senior Notes
    8.900%, 07/15/08                                            1,000,000         1,120,000
  CMS Energy Corp.,
    Global Senior Notes
    7.750%, 08/01/10                                            1,000,000         1,100,000
  Edison Mission Energy,
    Senior Notes
    7.730%, 06/15/09                                            1,300,000         1,391,000
  Midwest Generation LLC,
    Global Secured Notes
    (Callable 05/01/09 @ $104.38)
    8.750%, 05/01/34                                      $     1,000,000   $     1,137,500
  Mirant Corp., Rule 144A,
    Senior Notes
    7.400%, 07/15/49 ++ ** ~                                    1,100,000           731,500
  NRG Energy, Inc., Rule 144A,
    Secured Notes (Callable
    12/15/08 @ $104.00)
    8.000%, 12/15/13 ++                                           300,000           331,875
  PG&E Corp., Global Secured Notes
    (Callable 07/15/06 @ $103.44)
    6.875%, 07/15/08                                              850,000           924,375
  Sierra Pacific Resources, Global
    Senior Notes (Callable
    03/15/09 @ $104.31)
    8.625%, 03/15/14 ~                                            500,000           570,000
  TNP Enterprises, Inc., Series B,
    Senior Subordinated Notes
    (Callable 04/01/05 @ $105.12)
    10.250%, 04/01/10                                             850,000           918,000
                                                                            ---------------
                                                                                 16,271,250
                                                                            ---------------
WIRELESS--7.6%
  AirGate PCS, Inc., Rule 144A,
    Secured Notes (Callable
    01/01/06 @ $104.69)
    9.375%, 09/01/09 ++ ~                                         449,900           472,395
  AirGate PCS, Inc., Secured Note
    (Callable 01/01/06 @ $104.69)
    9.375%, 09/01/09 ~                                            600,000           630,000
  Alamosa Delaware, Inc., Global
    Senior Notes (Callable
    01/31/08 @ $104.25)
    8.500%, 01/31/12                                            1,250,000         1,331,250
  Alamosa Holdings, Inc., Company
    Guaranteed Notes (Callable
    02/15/05 @ $106.44)
    0.000%, 02/15/10 +                                          1,300,000         1,386,125
  American Cellular Corp., Series B,
    Global Senior Notes (Callable
    08/01/07 @ $105.00)
    10.000%, 08/01/11 ~                                         1,100,000           929,500
  Centennial Communications Corp.,
    Global Company Guaranteed
    Notes (Callable 06/15/08 @
    $105.06) 10.125%, 06/15/13                                    650,000           708,500
  Centennial Communications Corp.,
    Rule 144A, Senior Notes
    (Callable 02/01/09 @ $104.06)
    8.625%, 02/01/14 ++ #                                       1,950,000         1,979,250
  Dobson Communications Corp.,
    Global Senior Notes (Callable
    10/01/08 @ $104.44)
    8.875%, 10/01/13 ~                                          1,000,000           677,500
  Horizon PCS, Inc., Rule 144A,
    Senior Notes (Callable
    07/15/08 @ $105.69)
    11.375%, 07/15/12 ++                                          750,000           798,750
  Ipcs Escrow Co., Rule 144A,
    Senior Notes (Callable
    05/1/08 @ $105.75)
    11.500%, 05/01/12 ++ ~                                        850,000           930,750

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Nextel Communications, Inc.,
    Global Senior Notes (Callable
    02/01/06 @ $104.75)
    9.500%, 02/01/11                                      $     1,045,000   $     1,189,994
  Nextel Communications, Inc.,
    Senior Notes (Callable
    08/01/08 @ $103.69)
    7.375%, 08/01/15                                              250,000           278,750
  Nextel Partners, Inc., Global
    Senior Notes (Callable
    07/01/07 @ $104.06)
    8.125%, 07/01/11                                            1,100,000         1,210,000
  Rural Cellular Corp., Global
    Senior Subordinated Notes
    (Callable 01/15/06 @ $104.88)
    9.750%, 01/15/10 ~                                          1,000,000           865,000
  Triton PCS, Inc., Global Company
    Guaranteed Notes (Callable
    06/01/08 @ $104.25)
    8.500%, 06/01/13 ~                                          2,000,000         1,845,000
  Ubiquitel Operating Co., Global
    Senior Notes (Callable
    03/01/07 @ $107.41)
    9.875%, 03/01/11                                            1,000,000         1,087,500
  Ubiquitel Operating Co.,
    Rule 144A, Senior Notes
    (Callable 03/01/07 @ $107.41)
    9.875%, 03/01/11 ++ ~                                       1,150,000         1,250,625
  Western Wireless Corp., Global
    Senior Notes (Callable
    07/15/08 @ $104.62)
    9.250%, 07/15/13                                            1,000,000         1,070,000
                                                                            ---------------
                                                                                 18,640,889
                                                                            ---------------
TOTAL U.S. CORPORATE BONDS
  (COST $310,393,661)                                                           321,445,774
                                                                            ---------------
FOREIGN CORPORATE BONDS--9.8%
AUTOMOBILE MANUFACTURING/VEHICLE PARTS--0.4%
  Bombardier Recreational Products,
    Rule 144A, Senior Subordinated
    Notes (Callable 12/15/08 @
    $104.19) (Canada)
    8.375%, 12/15/13 ++ ~                                         800,000           864,000
                                                                            ---------------
BROADBAND--0.4%
  Call-Net Enterprises, Inc., Yankee
    Company Guaranteed Notes
    (Callable 01/01/06 @
    $105.31) (Canada)
    10.625%, 12/31/08 ~                                         1,000,000           955,000
                                                                            ---------------
CABLE--0.4%
  Telenet Group Holding NV,
    Rule 144A, Senior Notes
    (Callable 12/15/08 @
    $105.75) (Belgium)
    0.000%, 06/15/14 ++ + ~                                     1,350,000         1,032,750
                                                                            ---------------
CHEMICALS--2.4%
  Acetex Corp., Global Senior Notes
    (Callable 08/01/05 @ $105.44)
    (Canada) 10.875%, 08/01/09                                  1,000,000         1,105,000
  Avecia Group PLC, Global
    Company Guaranteed Notes
    (Callable 07/01/05 @ $103.67)
    (United Kingdom)
    11.000%, 07/01/09 ~                                   $     2,535,000   $     2,395,575
  BCP Caylux Holdings
    Luxembourg SCA, Rule 144A,
    Senior Subordinated
    Notes (Callable 06/15/09 @
    $104.81) (Luxembourg)
    9.625%, 06/15/14 ++                                         1,000,000         1,125,000
  Rhodia SA, Global Senior
    Notes (France)
    10.250%, 06/01/10 ~                                         1,250,000         1,362,500
                                                                            ---------------
                                                                                  5,988,075
                                                                            ---------------
CONTAINERS--0.6%
  Crown European Holdings SA,
    Global Secured Notes
    (Callable 03/01/07 @ $104.75)
    (France) 9.500%, 03/01/11                                   1,250,000         1,431,250
                                                                            ---------------
GAMING--0.3%
  Kerzner International, Ltd.,
    Global Company Guaranteed
    Notes (Callable 08/15/06 @
    $104.44) (Bahamas)
    8.875%, 08/15/11                                              750,000           830,625
                                                                            ---------------
INDUSTRIAL--0.1%
  International Utility
    Structures, Inc., Yankee
    Senior Subordinated Notes
    (Callable 02/01/05 @
    $101.79) (Canada)
    10.750%, 02/01/08 **                                        1,020,500           216,856
                                                                            ---------------
LEISURE--0.4%
  NCL Corporation Ltd.,
    Rule 144A, Senior Notes
    (Callable 07/15/09 @
    $105.31) (Bermuda)
    10.625%, 07/15/14 ++                                        1,000,000         1,045,000
                                                                            ---------------
METALS & MINING--1.0%
  Gerdau Ameristeel Corp.,
    Global Senior Notes
    (Callable 07/15/07 @
    $105.38) (Canada)
    10.375%, 07/15/11 ~                                         1,000,000         1,160,000
  Ispat Inland ULC, Global
    Secured Notes (Callable
    4/01/09 @ $104.88) (Canada)
    9.750%, 04/01/14                                            1,000,000         1,220,000
                                                                            ---------------
                                                                                  2,380,000
                                                                            ---------------
PAPER & FOREST PRODUCTS--1.1%
  Abitibi Consolidated, Inc.,
    Global Notes (Canada)
    7.750%, 06/15/11                                              600,000           639,000
  JSG Funding PLC, Global
    Senior Notes (Callable
    10/01/07 @ $104.81) (Ireland)
    9.625%, 10/01/12                                              750,000           858,750

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             PRINCIPAL
                                                               AMOUNT            VALUE
                                                          ---------------   ---------------
  Tembec Industries, Inc.,
    Yankee Company Guaranteed
    Notes (Callable 06/30/05 @
    $102.88) (Canada)
    8.625%, 06/30/09 ~                                    $     1,200,000   $     1,227,000
                                                                            ---------------
                                                                                  2,724,750
                                                                            ---------------
RETAIL - FOOD & DRUG--0.4%
  Jean Coutu Group (PJC), Inc.,
    Rule 144A, Senior
    Subordinated Notes
    (Callable 08/01/09 @
    $104.25) (Canada)
    8.500%, 08/01/14 ++                                         1,000,000         1,025,000
                                                                            ---------------
SATELLITE--0.6%
  New Asat Finance, Ltd.,
    Rule 144A, Senior Notes
    (Callable 02/01/08 @
    $104.62) (Cayman Islands)
    9.250%, 02/01/11 ++ ~                                       1,700,000         1,496,000
                                                                            ---------------
TRANSPORTATION--0.8%
  Sea Containers, Ltd.,
    Series B, Yankee Senior
    Notes (Callable 02/15/05 @
    $100.00) (Bermuda)
    7.875%, 02/15/08 ~                                            445,000           438,881
  Ship Finance
    International Ltd.,
    Global Senior Notes
    (Callable 12/15/08 @
    $104.25) (Bermuda)
    8.500%, 12/15/13                                            1,500,000         1,530,000
                                                                            ---------------
                                                                                  1,968,881
                                                                            ---------------
WIRELESS--0.9%
  Millicom International
    Cellular SA, Rule 144A,
    Senior Notes (Callable
    12/01/08 @ $105.00)
    (Luxembourg)
    10.000%, 12/01/13 ++                                          750,000           761,250
  Polska Telefonica Cyfrowa
    International Finance II
    SA, Yankee Company
    Guaranteed Notes
    (Callable 12/01/04 @
    $105.62) (Luxembourg)
    11.250%, 12/01/09                                           1,250,000         1,331,250
                                                                            ---------------
                                                                                  2,092,500
                                                                            ---------------
TOTAL FOREIGN CORPORATE BONDS
  (COST $23,267,232)                                                             24,050,687
                                                                            ---------------

                                                               SHARES
                                                          ---------------
COMMON STOCKS--0.7%
AUTOMOBILE MANUFACTURING/VEHICLE PARTS--0.0%
  Cambridge Industries
    Liquidating Trust *                                           774,557             7,745
                                                                            ---------------
DIVERSIFIED TELECOMMUNICATIONS--0.2%
  Versatel Telecom
    International NV *                                            233,772           487,686
                                                                            ---------------
FOOD PROCESSORS/BEVERAGE/BOTTLING--0.0%
  Archibald Candy Corp. * ^                                         1,291   $             0
                                                                            ---------------
INDUSTRIAL--0.5%
  Crunch Equity Holdings,
    Class A *                                                         845         1,140,707
                                                                            ---------------
WIRELESS--0.0%
  Dobson Communications Corp.,
    Class A *                                                      99,764           132,686
                                                                            ---------------
TOTAL COMMON STOCKS
  (COST $2,914,557)                                                               1,768,824
                                                                            ---------------
PREFERRED STOCK--0.0%
WIRELESS--0.0%
  Dobson Communications Corp.,
    Rule 144A ++
    (Cost $265,050)                                                 1,550            80,980
                                                                            ---------------
WARRANTS--0.0%
BROADBAND--0.0%
  GT Group Telecom, Inc.,
    Rule 144A, strike $0.00
    expires 02/01/10 * ++                                           6,750                 1
  Ono Finance PLC,
    Subordinated Debentures,
    expires 05/31/09 *                                              5,980                 6
                                                                            ---------------
                                                                                          7
                                                                            ---------------
CHEMICALS--0.0%
  Huntsman Company LLC,
    Rule 144A, strike $0.01,
    expires 05/15/11 ++                                               250            75,125
                                                                            ---------------
DIVERSIFIED TELECOMMUNICATIONS--0.0%
  Versatel Telecom
    International NV, strike
    $2.81 expires 05/15/08 * ^                                      3,000               630
                                                                            ---------------
GAMING--0.0%
  Windsor Woodmont Black
    Hawk, strike $0.01
    expires 03/15/10 * ^                                              106                 0
                                                                            ---------------
RESTAURANTS--0.0%
  New World Restaurant
    Group, Inc., strike
    $13.00, expires 06/20/06 *                                        336                 0
                                                                            ---------------
SATELLITE--0.0%
  Asat Finance LLC,
    Rule 144A, strike $18.60,
    expires 11/01/06, * ++                                          5,000               625
                                                                            ---------------
TECHNOLOGY--0.0%
  Viasystems, Inc., expires
    01/31/10 * ^                                                  204,293                 0
                                                                            ---------------
TOTAL WARRANTS
  (COST $3,972,603)                                                                  76,387
                                                                            ---------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                                               SHARES            VALUE
                                                          ---------------   ---------------
SHORT-TERM INVESTMENTS--12.3%
  Dreyfus Cash Management Fund,
    Class A, Institutional
    Shares, ~~                                                 15,000,000   $    15,000,000
  Dreyfus Cash Management
    Plus Fund, Inc., Institutional
    Shares, ~~                                                 15,000,000        15,000,000
                                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $30,000,000)                                                             30,000,000
                                                                            ---------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                          ---------------
REPURCHASE AGREEMENTS--29.4%
  Bear Stearns & Co.,
    1.41%, Dated 10/31/04,
    due 11/1/04, proceeds at
    maturity $3,060,299,
    (fully collateralized by
    FHLMC, due 01/15/33 and
    FNMA, due 09/25/22.,
    Market Value of
    collateral is $3,158,064) ~~                          $     3,059,941         3,059,941
  Bear Stearns & Co.,
    1.80%, Dated 10/31/04,
    due 11/1/04, proceeds at
    maturity $163,395, (fully
    collateralized by FNMA,
    due 09/25/22.
    Market Value of collateral is
    $168,757) ~~                                                  163,370           163,370

                                                             PRINCIPAL
                                                               AMOUNT             VALUE
                                                          ---------------   ---------------
  Bear Stearns & Co.,
    1.80%, Dated 10/31/04,
    due 11/1/04, proceeds at
    maturity $3,699,688,
    (fully collateralized by
    U.S. Treasury Strips, due
    11/15/15 and U.S.
    Treasury Bonds, due
    02/15/20. Market
    Value of collateral is
    $3,808,478) ~~                                        $     3,699,133   $     3,699,133
  Bear Stearns & Co.,
    1.88%, Dated 10/31/04,
    due 11/1/04, proceeds at
    maturity $64,911,121
    (fully collateralized by
    FNMA, due 09/25/22,
    FHLMC, due 09/15/31,
    FHLMC, due 12/15/32,
    FNMA, due 04/25/18,
    FHLMC, due 02/15/33,
    FHLMC, due 12/15/23,
    GNMA, due 01/20/33,
    FNMA, due 03/25/16, and
    GNMA, due 09/20/30.
    Market Value of collateral is
    $66,783,134) ~~                                            64,900,980        64,900,980
                                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (COST $71,823,424)                                                             71,823,424
                                                                            ---------------
TOTAL INVESTMENTS--183.7%
  (COST $442,636,527)                                                           449,246,076

LIABILITIES IN EXCESS OF
  OTHER ASSETS--(83.7%)                                                        (204,723,050)
                                                                            ---------------
NET ASSETS--(100.0%)                                                        $   244,523,026
                                                                            ===============

NOTES:
  ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October31, 2004, these securities amounted to $88,560,901 or 36.22% of net assets.
  + Step Bond--The interest stated is as of October 31, 2004 and will reset at a future date.
  ** Bond in default.
  *  Non-income producing security.
  ^ Not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
  ~  Security or portion thereof is out on loan.
  ~~ Represents security purchased with cash collateral received for securities on loan.
  # Variable rate obligations--The interest rate shown is the rate as of October 31, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF ASSETS AND LIABILITIES
                                                                OCTOBER 31, 2004

ASSETS:
   Investments in securities at value, including collateral for
      securities on loan of $101,823,424 (Cost $442,636,527) (Note 1, 7)      $ 449,246,076(1)
   Cash                                                                           3,699,146
   Interest receivable                                                            8,441,574
   Receivable for investments sold                                                  487,400
   Prepaid expenses and other assets                                                 25,681
                                                                              -------------
        Total Assets                                                            461,899,877
                                                                              -------------
LIABILITIES:
   Investment advisory fees (Note 2)                                                298,279
   Administrative fees (Note 2)                                                      49,152
   Loan payable (Note 5)                                                        113,000,000
   Payable upon return of securities loaned (Note 7)                            101,823,424
   Payable for investments purchased                                              1,881,500
   Interest payable                                                                 215,181
   Trustees' fees (Note 2)                                                           12,750
   Other accrued expenses payable                                                    96,565
                                                                              -------------
        Total Liabilities                                                       217,376,851
                                                                              =============
NET ASSETS
   Applicable to 53,977,630 shares outstanding                                $ 244,523,026
                                                                              =============
NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value (Note 4)                                   $      53,978
   Paid-in capital (Note 4)                                                     483,932,526
   Distributions in excess of net investment income                              (3,067,445)
   Accumulated net realized loss on investments                                (243,005,582)
   Net unrealized appreciation from investments                                   6,609,549
                                                                              -------------
        Net Assets                                                            $ 244,523,026
                                                                              =============
NET ASSET VALUE PER SHARE ($244,523,026 DIVIDED BY 53,977,630)                $        4.53
                                                                              =============
MARKET PRICE PER SHARE                                                        $        5.24
                                                                              =============

(1) Including $93,361,626 of securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF OPERATIONS
                                             FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME: (NOTE 1)
   Interest                                                                   $  33,690,213
   Dividends                                                                         39,345
   Securities lending                                                               424,732
                                                                              -------------
        Total investment income                                                  34,154,290
                                                                              =============
EXPENSES:
   Investment advisory fees (Note 2)                                              3,462,791
   Administrative fees (Note 2)                                                     191,723
   Interest and leveraging fees (Note 5)                                          1,897,127
   Legal fees                                                                        67,991
   Trustees' fees (Note 2)                                                           53,698
   Registration fees                                                                 49,128
   Printing fees (Note 2)                                                            46,971
   Audit fees                                                                        40,801
   Custodian fees                                                                    38,398
   Insurance expense                                                                 30,268
   Transfer agent fees                                                               23,032
   Miscellaneous expense                                                              5,796
                                                                              -------------
        Total expenses                                                            5,907,724
                                                                              -------------
NET INVESTMENT INCOME                                                            28,246,566
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                              (4,053,958)
   Net change in unrealized appreciation (depreciation) on investments           17,042,720
                                                                              -------------
   Net realized and unrealized gain on investments                               12,988,762
                                                                              -------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $  41,235,328
                                                                              =============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED       YEAR ENDED
                                                                                10/31/2004       10/31/2003
                                                                              -------------    -------------
OPERATIONS:
   Net investment income                                                      $  28,246,566    $  28,766,087
   Net realized loss on investments                                              (4,053,958)      (7,773,838)
   Net change in unrealized appreciation (depreciation)
      on investments                                                             17,042,720       52,453,048
                                                                              -------------    -------------
   Net increase in net assets resulting from operations                          41,235,328       73,445,297
                                                                              -------------    -------------

DIVIDENDS TO SHAREHOLDERS:
   From net investment income                                                   (30,957,053)     (31,473,607)
                                                                              -------------    -------------
   Net decrease in net assets resulting from dividends                          (30,957,053)     (31,473,607)
                                                                              -------------    -------------

CAPITAL SHARE TRANSACTIONS: (Note 4)
   Reinvestment of dividends                                                      4,990,024        6,393,847
                                                                              -------------    -------------
   Net increase in net assets from capital share transactions                     4,990,024        6,393,847
                                                                              -------------    -------------
   Net increase in net assets                                                    15,268,299       48,365,537

NET ASSETS:
   Beginning of year                                                            229,254,727      180,889,190
                                                                              -------------    -------------
   End of year                                                                $ 244,523,026    $ 229,254,727
                                                                              =============    =============
Distributions in excess of net investment income                              $  (3,067,445)   $  (2,486,406)
                                                                              =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--STATEMENT OF CASH FLOWS
                                             FOR THE YEAR ENDED OCTOBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
   Interest, dividends and securities lending income received                 $    30,570,318
   Operating expenses paid                                                         (5,802,240)
   Purchases of long-term securities                                             (237,844,835)
   Proceeds from sales of long-term securities                                    225,396,647
                                                                              ---------------
Net cash provided by operating activities                                                       $    12,319,890

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from borrowings                                                       113,000,000
   Repayment of borrowings                                                       (105,500,000)
   Cash dividends paid                                                            (25,967,029)
                                                                              ---------------
Net cash used in financing activities                                                               (18,467,029)
                                                                                                ---------------
Net decrease in cash                                                                                 (6,147,139)
Cash--beginning of year                                                                               9,846,285
                                                                                                ---------------
Cash--end of year                                                                               $     3,699,146
                                                                                                ===============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATION TO NET
   CASH USED IN OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                            $    41,235,328

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS
   TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Increase in dividends and interest receivable                              $       (15,201)
   Decrease in accrued expenses                                                       (12,395)
   Increase in interest payable                                                        77,013
   Increase in prepaid expenses and other assets                                       (2,266)
   Increase in advisory fees payable                                                   43,132
   Net amortization of discount on investments                                     (3,568,771)
   Purchases of long-term securities                                             (237,844,835)
   Proceeds from sales of long-term securities                                    225,396,647
   Net change in unrealized appreciation on investments                           (17,042,720)
   Net realized loss on investments                                                 4,053,958
                                                                              ---------------
        Total adjustments                                                                           (28,915,438)
                                                                                                ---------------
Net cash provided by operating activities                                                       $    12,319,890
                                                                                                ===============

NON-CASH ACTIVITY:
   Dividend reinvestments                                                                       $     4,990,024
                                                                                                ===============

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout the years presented. This information has been derived from the Fund's financial statements.

                                                                            YEAR ENDED
                                      ---------------------------------------------------------------------------------
                                         10/31/2004            10/31/2003            10/31/2002            10/31/2001
                                      ---------------       ---------------       ---------------       ---------------
Net asset value,
   beginning of period                $          4.34       $          3.53       $          4.49       $          6.16
                                      ---------------       ---------------       ---------------       ---------------
INCOME FROM INVESTMENT
      OPERATIONS:
Net investment income                            0.53                  0.55                  0.65(2)               0.84
Net realized and unrealized
   gain (loss) on investments                    0.24                  0.87                 (0.80)                (1.63)
                                      ---------------       ---------------       ---------------       ---------------
      Total from investment
      operations                                 0.77                  1.42                 (0.15)                (0.79)
                                      ---------------       ---------------       ---------------       ---------------
LESS DIVIDENDS:
   From net investment
      income                                    (0.58)                (0.61)                (0.71)                (0.86)
   Distributions from net
      realized gains                               --                    --                    --                    --
   Return of capital                               --                    --                 (0.10)                (0.02)
                                      ---------------       ---------------       ---------------       ---------------
      Total dividends to
      shareholders                              (0.58)                (0.61)                (0.81)                (0.88)
                                      ---------------       ---------------       ---------------       ---------------
Offering costs charged to
   paid-in-capital                                 --                    --                    --                    --
                                      ---------------       ---------------       ---------------       ---------------
Net asset value, end of
   period                             $          4.53       $          4.34       $          3.53       $          4.49
                                      ===============       ===============       ===============       ===============
Market value, end of period           $          5.24       $          4.76       $          4.10       $          5.07
                                      ===============       ===============       ===============       ===============
Total return (market value)(4)                  25.49%                35.07%                (2.15)%               (3.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (000s omitted)                  $       244,523       $       229,255       $       180,889       $       219,440
   Average debt per share             $          2.05       $          1.81       $          1.99       $          2.49
   Ratio of operating
      expenses to average
      net assets                                 2.51%                 2.57%                 2.91%                 4.29%
   Ratio of operating
      expense to average
      net assets, excluding
      interest and leveraging
      expenses                                   1.70%                 1.73%                 1.78%                 1.73%
   Ratio of net investment
      income to average
      net assets                                11.99%                13.85%                15.17%                15.22%
   Portfolio turnover rate                      12.10%                15.96%                33.22%                46.11%

                                                    YEAR ENDED
                                      -------------------------------------        PERIOD ENDED
                                         10/31/2000            10/31/1999          10/31/1998(1)
                                      ---------------       ---------------       ---------------
Net asset value,
   beginning of period                $          7.98       $          8.36       $         10.00
                                      ---------------       ---------------       ---------------
INCOME FROM INVESTMENT
      OPERATIONS:
Net investment income                            0.96(2)               0.98                  0.24
Net realized and unrealized
   gain (loss) on investments                   (1.80)                (0.38)                (1.62)
                                      ---------------       ---------------       ---------------
      Total from investment
      operations                                (0.84)                 0.60                 (1.38)
                                      ---------------       ---------------       ---------------
LESS DIVIDENDS:
   From net investment
      income                                    (0.98)                (0.98)                (0.24)
   Distributions from net
      realized gains                               --                    --                    --
   Return of capital                               --                    --                    --
                                      ---------------       ---------------       ---------------
      Total dividends to
      shareholders                              (0.98)                (0.98)                (0.24)
                                      ---------------       ---------------       ---------------
Offering costs charged to
   paid-in-capital                                 --                  0.00(3)              (0.02)
                                      ---------------       ---------------       ---------------
Net asset value, end of
   period                             $          6.16       $          7.98       $          8.36
                                      ===============       ===============       ===============
Market value, end of period           $          6.19       $          8.06       $          9.56
                                      ===============       ===============       ===============
Total return (market value)(4)                 (12.15)%               (5.71)%               (1.74)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (000s omitted)                  $       286,838       $       358,679       $       359,956
   Average debt per share             $          3.47       $          3.18       $          1.02
   Ratio of operating
      expenses to average
      net assets                                 4.81%                 3.62%                 1.81%(5)
   Ratio of operating
      expense to average
      net assets, excluding
      interest and leveraging
      expenses                                   1.61%                 1.53%                 1.16%(5)
   Ratio of net investment
      income to average
      net assets                                12.90%                11.24%                10.48%(5)
   Portfolio turnover rate                      31.29%                60.23%                15.26%

(1)  The fund commenced operations on July 28, 1998.
(2)  Based on average shares outstanding.
(3)  Amount rounds to less than $0.01.
(4) Total return is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
(5)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CREDIT SUISSE HIGH YIELD BOND FUND--NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in its operations and in connection with the preparation of its financial statements.

     PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees. Pricing services use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not reflect an investment's fair value.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is earned on the accrual basis. Dividend income is recorded on the ex-dividend date. Accretion of discount and amortization of premium is recognized using effective interest method.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and pays dividends on a monthly basis. Each dividend is recorded on the ex-dividend date. Capital gains, if any, net of capital losses, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

     FEDERAL INCOME TAXES: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal

Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

     USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse Asset Management, LLC ("CSAM"). The Advisory Agreement provides for a fee at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage). Under the Advisory Agreement with the Fund, CSAM provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of CSAM. For the year ended October 31, 2004, investment advisory fees earned were $3,462,791.

     State Street Bank and Trust Company ("SSB") serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

                  AVERAGE DAILY NET ASSETS                ANNUAL RATE
                  ------------------------                -----------
                  First $5 billion            0.050% of average daily net assets
                  Next $5 billion             0.035% of average daily net assets
                  Over $10 billion            0.020% of average daily net assets

     For the year ended October 31, 2004, administrative service fees earned by SSB (including out-of-pocket expenses) were $191,723.

     The Fund pays each Trustee not affiliated with CSAM $1,000 per regular quarterly board meeting attended and an annual retainer fee of $12,500. In addition, the Fund reimburses each Trustee for travel and out-of-pocket expenses relating to his attendance at such meetings.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2004, Merrill was paid $33,256 for its services to the Fund.

3. INVESTMENTS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended October 31, 2004, amounted to $142,419,503 and $40,788,605, respectively.

4. FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                              FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004      OCTOBER 31, 2003
                                                              ------------------    ------------------
Shares issued through reinvestment of dividends                    1,132,804             1,619,036
                                                                   =========             =========

5. NOTES PAYABLE

     The Fund has a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow the lesser of $150 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund pays a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.15% of the maximum borrowing limit (currently $150 million). The Fund paid a structuring fee of $19,000 per quarter until July 2003. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. At October 31, 2004 the Fund had loans outstanding under the Agreement. During the year ended October 31, 2004, the Fund had borrowings under the Agreement as follows:

                 AVERAGE DAILY         WEIGHTED AVERAGE         MAXIMUM DAILY
                  LOAN BALANCE          INTEREST RATE         LOAN OUTSTANDING
                ---------------        ----------------       ----------------
                $   110,674,863             1.263%            $   115,000,000

6. CONCENTRATION OF RISK

     The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds").

     These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

7. SECURITIES LENDING

     The Fund loaned securities during the year ended October 31, 2004 to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral, which is maintained by the custodian and earns income, in the form of negotiated lender's fees. On a daily basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of the collateral or the loaned securities. Cash collateral received by the Fund in connection with securities lending activity is invested in repurchase agreements with Bear Stearns & Co. or in the Dreyfus Cash Management Fund and Dreyfus Cash Management Plus Fund, Inc.

     The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2004 was as follows:

                    MARKET VALUE OF                   VALUE OF
                   SECURITIES LOANED             COLLATERAL RECEIVED
                   -----------------             -------------------
                    $   93,361,626                 $   101,823,424

8. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales, interest accruals from defaulted bonds and income from investments in partnerships.

     The tax characteristics of dividends paid during the years ended October 31, 2004 and 2003 by the Fund were as follows:

                                   ORDINARY INCOME
                         ---------------------------------
                              2004                2003
                         --------------     --------------
                         $   30,957,053     $   31,473,607

     At October 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

                 Undistributed ordinary income          $      665,304
                 Accumulated net realized loss            (242,968,341)
                 Unrealized appreciation                     2,839,559
                                                        --------------
                                                        $ (239,463,478)
                                                        ==============

     At October 31, 2004, the Fund had capital loss carryforwards of 242,968,341 available to offset possible future capital gains as follows:

                                                       EXPIRES OCTOBER 31,
  -------------------------------------------------------------------------------------------------------------------
       2006              2007              2008            2009             2010             2011            2012
  --------------    --------------   --------------   --------------   --------------   -------------   -------------
  $   13,855,150    $   30,606,551   $   37,573,747   $   68,628,620   $   77,916,490   $   8,291,239   $   6,096,544

     It is unlikely that the Fund will realize the full benefit of these losses prior to expiration.

     At October 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows:

                             GROSS UNREALIZED   GROSS UNREALIZED   NET UNREALIZED
           IDENTIFIED COST     APPRECIATION      (DEPRECIATION)     APPRECIATION
          ----------------   ----------------   ----------------   --------------
          $    446,406,517   $     22,401,587   $    (19,562,028)  $    2,839,559

     At October 31, 2004, the Fund reclassified $85,924 from paid in capital and $2,043,524 from accumulated net realized loss from investments to net investment loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of interest accruals from defaulted bonds and income from investments in partnerships. Net assets were not affected by these reclassifications.

9. CONTINGENCIES

     In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE HIGH YIELD BOND FUND--REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with the accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the fund for the year ended October 31, 2000 were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on these financial statements containing those financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 15, 2004

CREDIT SUISSE HIGH YIELD BOND FUND--ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT PLAN

     Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

     Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by EquiServe as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to EquiServe as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent in unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, RI 02940-3010, 1-800-730-6001.

LEVERAGE--BENEFITS AND RISKS

     The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, CSAM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede CSAM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

CREDIT SUISSE HIGH YIELD BOND FUND
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                            POSITION(S)    TERM OF OFFICE                                   FUND COMPLEX
     NAME, ADDRESS              HELD         AND LENGTH         PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER DIRECTORSHIPS
   AND DATE OF BIRTH         WITH FUND     OF TIME SERVED       DURING PAST FIVE YEARS         TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Enrique R. Arzac          Trustee,        Since 2001;         Professor of Finance and             8        Director of The Adams
Columbia University       Nominating      current term ends   Economics, Graduate                           Express Company
Graduate School of        Committee       at the 2005 annual  School of Business,                           (a closed-end investment
Business                  Chairman and    meeting.            Columbia University                           company); Director of
New York, New York        Audit                               since 1971.                                   Petroleum and Resources
10027                     Committee                                                                         Corporation (a closed-
Date of Birth: 02/10/41   Member                                                                            end investment company)

Lawrence J. Fox           Trustee,        Since 2001;         Partner of Drinker Biddle &          3        Director, Winthrop Trust
One Logan Square          Nominating      current term ends   Reath (law firm) since 1972.                  Company
18th & Cherry Streets     Committee       at the 2007
Philadelphia,             Member and      annual meeting.
Pennsylvania              Audit
19103                     Committee
Date of Birth: 07/17/43   Chairman

James S. Pasman, Jr.      Trustee,        Since 2001;         Currently retired                   43        Director of Education
c/o Credit Suisse Asset   Nominating      current term ends                                                 Management Corp.
Management, LLC           and Audit       at the 2006 annual
466 Lexington Avenue New  Committee       meeting.
York, New York            Member
10017-3140
Date of Birth: 12/20/30

                                  POSITION(S)           TERM OF
      NAME, ADDRESS                  HELD          OFFICE AND LENGTH               PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH              WITH FUND         OF TIME SERVED                DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OFFICERS*

Michel E. Kenneally         Chairman of the        Since 2004          Chairman and Global Chief Executive Officer of
Credit Suisse Asset         Fund and Chief                             CSAM since 2003; Chairman and Chief Investment
Management, LLC             Executive Officer                          Officer of Banc of America Capital Management
466 Lexington Avenue                                                   from 1998 to March 2003.
New York, New York
10017-3140
Date of Birth: 3/30/54

Richard J. Lindquist        President and          Since 2000          Managing Director of CSAM. Associated with CSAM
Credit Suisse Asset         Chief Investment                           since 1995. Officer of other Credit Suisse Funds.
Management, LLC             Officer
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 06/22/60

Michael A. Pignataro        Chief Financial        Since 2000          Director and Director of Fund Administration of
Credit Suisse Asset         Officer, Vice                              CSAM; Associated with CSAM since 1984; Officer
Management, LLC             President and                              of other Credit Suisse Funds.
466 Lexington Avenue        Secretary
New York, New York
10017-3140
Date of Birth: 11/15/59

Emidio Morizio              Chief Compliance       Since 2004          Vice President and Global Head of Compliance of
Credit Suisse Asset         Officer                                    CSAM; Associated with CSAM since July 2000; Vice
Management, LLC                                                        President and Director of Compliance of
466 Lexington Avenue                                                   Forstmann-Leff Associates from 1998 to June
New York, New York                                                     2000; Officer of other Credit Suisse Funds
10017-3140
Date of Birth: 09/21/66

Ajay Mehra                  Chief                  Since 2004          Director and Deputy General Counsel of CSAM
Credit Suisse Asset         Legal Officer                              since September 2004; Senior Associate of
Management, LLC                                                        Shearman & Sterling LLP from September 2000 to
466 Lexington Avenue                                                   September 2004; Senior Counsel of the SEC
New York, New York                                                     Division of Investment Management from June 1997
10017-3140                                                             to September 2000; Officer of other Credit
Date of Birth: 08/14/70                                                Suisse Funds

J. Kevin Gao                Senior Vice            Since 2004          Vice President and legal counsel of CSAM;
Credit Suisse Asset         President                                  Associated with CSAM since July 2003; Associated
Management, LLC                                                        with the law firm of Willkie Farr & Gallagher
466 Lexington Avenue                                                   LLP from 1998 to 2003; Officer of other Credit
New York, New York                                                     Suisse Funds
10017-3140
Date of Birth: 10/13/67

Robert M. Rizza             Treasurer              Since 2001          Assistant Vice President of CSAM; Associated
Credit Suisse Asset                                                    with CSAM since 1998; Officer of other Credit
Management, LLC                                                        Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 12/09/65

* The officers of the Fund shown are officers that make policy decisions.

ANNUAL CERTIFICATIONS (UNAUDITED)

     The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

CREDIT SUISSE HIGH YIELD BOND FUND
TAX INFORMATION LETTER (UNAUDITED) OCTOBER 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     Corporate shareholders should note for the year ended October 31, 2004, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0.15%.

     For the fiscal year ended October 31, 2004, the Fund designates approximately $39,345, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form
1099-DIV.

CREDIT SUISSE HIGH YIELD BOND FUND
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

     Information regarding how the Credit Suisse High Yield Bond Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

     - By calling 1-800-293-1232

     - On the Fund's website, www.csam.com/us

     - On the website of the Securities and Exchange Commission, http://www.sec.gov.

     The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)

800-293-1232 - www.csam.com/us                                      CSHYF-2-1004

CREDIT SUISSE HIGH YIELD BOND FUND
466 LEXINGTON AVENUE
NEW YORK, NY 10017

TRUSTEES

Enrique R. Arzac

Lawrence J. Fox

James S. Pasman, Jr.

OFFICERS
Michael E. Kenneally
CHAIRMAN OF THE FUND AND CHIEF EXECUTIVE OFFICER

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER

Michael A. Pignataro
CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND SECRETARY

Emidio Morizio
CHIEF COMPLIANCE OFFICER

Ajay Mehra
CHIEF LEGAL OFFICER

J. Kevin Gao
SENIOR VICE PRESIDENT

Robert M. Rizza
TREASURER

INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, RI 02940-3010

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

INDEPENDANT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and James S. Pasman, Jr. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2003 and October 31, 2004.

                                                2003                2004
                                                ---------           ---------
Audit Fees                                      $  29,580           $  29,580
Audit-Related Fees(1)                           $  11,500           $   4,500
Tax Fees(2)                                     $   2,284           $   2,284
All Other Fees                                         --                  --
Total                                           $  43,364           $  36,364

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements($3,000 per year), the registrant's third quarter 2004 Form N-Q filing ($1,500), and the Fund's Debt Covenant Agreement for 2003 ($8,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2003 and October 31, 2004.

                                        2003       2004
                                        ----       ----
Audit-Related Fees                      N/A        N/A

Tax Fees                                N/A        N/A
All Other Fees                          N/A        N/A
Total                                   N/A        N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                        2003       2004
                                        ----       ----
Audit-Related Fees                      N/A        N/A
Tax Fees                                N/A        N/A
All Other Fees                          N/A        N/A
Total                                   N/A        N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2003 and October 31, 2004:

                                        2003       2004
                                        ----       ----
Audit-Related Fees                      N/A        N/A
Tax Fees                                N/A        N/A
All Other Fees                          N/A        N/A
Total                                   N/A        N/A

(f)  Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended October 31, 2003 and October 31, 2004 were $13,784 and $6,784, respectively.

(h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Laurence Fox and James S. Pasman, Jr.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

     Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

     Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

     Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

     Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

     Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

     Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or
     (4) established governance guidelines.

Majority of Independent Directors

     Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

     Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

     Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

     Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

     Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

     Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders' Ability to Act by Written Consent

     Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

     Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

     Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

     Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

     Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

     Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

     Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

     Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account:
     (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

     Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure;
     (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk;
     (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

     Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

     Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

     Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

     Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

     Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

     Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

     Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

     Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

     Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion;
     (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

     Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

     Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

     Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

     Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

     Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
     (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value;
     (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

     Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

     Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

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     Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

     Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

     Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

     Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2004

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated January 15, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE HIGH YIELD BOND FUND

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  January 7, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  January 7, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  January 7, 2005

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